                               [TITAN LETTERHEAD]

                   NOTICE OF MERGER AND LETTER OF TRANSMITTAL

November   , 2001

To the Former Shareholders of BTG, Inc:

    At a special meeting of the shareholders of BTG, Inc., a Virginia corporation ("BTG") held in Fairfax, VA on November 27, 2001, the holders of more than two thirds of the shares of BTG common stock, no par value per share ("BTG Common Stock"), outstanding on the record date of October 5, 2001, voting in person or by proxy at that meeting, approved an Agreement and Plan of Reorganization, dated as of September 19, 2001 (the "Merger Agreement"), by and among BTG, The Titan Corporation, a Delaware corporation ("Titan"), and T T Acquisition Corp., a Virginia corporation and a wholly owned subsidiary of Titan ("T T Acquisition"), the related Plan of Merger required under applicable Virginia law, and the merger of T T Acquisition with and into BTG. As a result,
effective [            ], T T Acquisition merged with and into BTG, BTG became a
wholly owned subsidiary of Titan and each issued and outstanding share of BTG
Common Stock was converted into the right to receive [      ] shares of Titan
common stock, par value $.01 per share ("Titan Common Stock"), and $ in cash. Cash will be paid in lieu of any fractional share of Titan Common Stock to which any former shareholder of BTG would otherwise be entitled.

    In order to receive the merger consideration of Titan Common Stock and cash for your shares of BTG Common Stock, please complete and sign the enclosed Letter of Transmittal and send the first two pages with the certificate(s) representing your shares of BTG Common Stock in the enclosed envelope to our exchange agent, First Union National Bank, at one of the addresses set forth on the front page of the Letter of Transmittal. Please read the instructions completely and follow them carefully.

    Thank you for your prompt attention to this matter.

                                                       Sincerely,

                                                       THE TITAN CORPORATION

                                                       -------------------------------------------
                                                       [Name]
                                                       [Title]

                             LETTER OF TRANSMITTAL

                             THE TITAN CORPORATION

    This Letter of Transmittal should accompany certificate(s) representing shares of BTG, Inc. common stock, no par value per share (the "Certificates").

                     THE EXCHANGE AGENT FOR THE MERGER IS:

                           FIRST UNION NATIONAL BANK

    PLEASE SEND THE FIRST TWO PAGES OF THIS LETTER OF TRANSMITTAL, YOUR BTG STOCK CERTIFICATES, AND ANY OTHER DOCUMENTATION REQUIRED BY THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL TO ONE OF THE ADDRESSES BELOW:

            BY MAIL:                       BY OVERNIGHT COURIER:                      BY HAND:
    First Union National Bank            First Union National Bank            First Union National Bank
   Equity Services Group--1153            Bldg. 3C3, Attn: Reorg.              Bldg. 3C3, Attn: Reorg.
 1525 West W.T. Harris Blvd. 3C3        1525 West W.T. Harris Blvd.          1525 West W.T. Harris Blvd.
    Charlotte, NC 28288-1153             Charlotte, NC 28262-1153             Charlotte, NC 28262-1153

  DELIVERY OF THE LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT. PLEASE
     NOTE THAT SPECIAL RULES APPLY TO LOST OR DESTROYED CERTIFICATE(S).

    TELEPHONE ASSISTANCE: (800) 829-8432 (TOLL-FREE), (704) 590-0394 (LOCAL)

         YOU SHOULD READ THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL
            CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

-------------------------------------------------------------------------------------------------------------
 BOX 1
                                          SURRENDERED CERTIFICATES
-------------------------------------------------------------------------------------------------------------
                                         BTG CERTIFICATE(S) ENCLOSED
                                   (ATTACH A SEPARATE LIST IF NECESSARY.)
                             PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS
-------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)               CERTIFICATE                NUMBER
       PLEASE FILL IN EXACTLY AS NAME(S) APPEAR(S) ON               NUMBERS(S)               OF SHARES
                       CERTIFICATE(S).
-------------------------------------------------------------------------------------------------------------
                                                                   ------------------------------------
                                                                   ------------------------------------
                                                                   ------------------------------------
                                                                 TOTAL BTG SHARES
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
BOX 2
                         SIGNATURE
------------------------------------------------------------
This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the Certificate(s), or by person(s) authorized to sign on behalf of the registered holder(s) by documents transmitted herewith. SEE SPECIAL INSTRUCTIONS 4 AND 6.
X
                  Signature of Shareowner

                 Signature of Co-Shareowner

                  Daytime Telephone Number

--------------------------------------------------------------------------------

------------------------------------------------

  BOX 3

                   SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

      Merger consideration (in the form of Titan stock certificates and cash, including cash in lieu of fractional shares) will be issued in the name shown on the FRONT of this Letter of Transmittal unless otherwise instructed in this Box 3. To determine if a Signature Guarantee is required, SEE SPECIAL INSTRUCTIONS 2 AND 6.
  Issue to:
  Name(s) ____________________________________________________________________
  Address ____________________________________________________________________
  ____________________________________________________________________________

  City/State/Zip _____________________________________________________________

  X Signature ________________________________________________________________
------------------------------------------------
------------------------------------------------

  BOX 4

                         SPECIAL DELIVERY INSTRUCTIONS

      Titan stock certificates and any checks will be mailed to the person and address shown on the FRONT of this Letter of Transmittal (or the person and address listed in Box 3) unless otherwise instructed in this Box 4. (SEE SPECIAL INSTRUCTION 5.)

  Send to:
  Name(s) ____________________________________________________________________

  Address ____________________________________________________________________
  ____________________________________________________________________________

  City/State/Zip _____________________________________________________________

  / / Check this box if this is how you want your address to appear on the Titan stockholder records.

------------------------------------------

------------------------------------------------------------
  BOX 5
               MEDALLION SIGNATURE GUARANTEE
------------------------------------------------------------

  To be completed ONLY if required by SPECIAL INSTRUCTIONS 2
  OR 6. Signature(s) guaranteed by:

              (Name of Firm Issuing Guarantee)

                   (Signature of Officer)

         (Title of Officer Signing this Guarantee)

               (Address of Guaranteeing Firm)

              (Area Code and Telephone Number)

--------------------------------------------------------------------------------

    BY COMPLETING AND SIGNING THIS LETTER OF TRANSMITTAL YOU ARE MAKING THE
         ACKNOWLEDGMENTS, AND REPRESENTATIONS AND WARRANTIES SET FORTH
               IN THE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL.

-------------------------------------------------------------------------------------------------------------------------

BOX 6
              SUBSTITUTE                     PART I -- please provide your               -------------------------
               FORM W-9                      Taxpayer Identification Number              Employer I. D. Number or
      Department of the Treasury             ("TIN") on the line at the                   Social Security Number
       Internal Revenue Service              right and certify by signing
                                             and dating below.

                                             ----------------------------------------------------------------------------
                                             PART 2 -- / /
                                             TIN applied for (or intended to apply for in near future). Check box if
     Payer's Request for Taxpayer            applicable.
      Identification Number (TIN)
                                             ----------------------------------------------------------------------------

                                             PART 3 -- / /
                                             EXEMPT PAYEE
                                             Attach Certificate of Foreign Status (if applicable).
-------------------------------------------------------------------------------------------------------------------------

   CERTIFICATION. Under penalty of perjury, I certify that:(1) the number shown on this Letter of Transmittal is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal
Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) after being so notified, the IRS has subsequently notified me that I am no longer subject to backup withholding. (Note: You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return and you have not received another notice from the IRS indicating that you are no longer subject to backup withholding.)

 Signature
 Name
 Address
 City/State/Zip
 Date
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
BOX 7

                                 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
-------------------------------------------------------------------------------------------------------------------------

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue
Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment of cash pursuant to the Merger, 31% of such cash payments that are made to me will be withheld.

                                               Signature             Date
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
                                AFFIDAVIT OF LOST OR DESTROYED CERTIFICATE(S)
--------------------------------------------------------------------------------------------------------------

If you have lost Certificates valued at $100,000 or more, or if these Certificates are part of an estate or trust, please call First Union at 1-800-829-8432 (toll-free) or (704) 590-0394 for additional instructions.
Complete this form only if you cannot locate some or all of your Certificate(s).
--------------------------------------------------------------------------------------------------------------

Social Security Number or Taxpayer ID:
--------------------------------------------------------------------------------------------------------------

          NAME AND ADDRESS OF REGISTERED OWNER                TOTAL SHARES LOST
--------------------------------------------------------------------------------------------------------------

                                                               PLEASE FILL IN          NUMBER OF BTG SHARES
                                                                 CERTIFICATE
                                                               NO(S). IF KNOWN
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------

                                                                    Attach separate list if needed.
--------------------------------------------------------------------------------------------------------------

X Signed by Affiant (Shareholder)
 (Deponent)(Indemnitors)(Heirs individually) on this (date)        Month        Day        Year

--------------------------------------------------------------------------------------------------------------

                       REPLACEMENT INSURANCE PREMIUM CALCULATION FOR LOST CERTIFICATES

--------------------------------------------------------------------------------------------------------------

                    X                                                 X
--------------------------------------------------------------------------------------------------------------

SHARES LOST            INSURANCE PREMIUM PER SHARE            TOTAL PREMIUM DUE

                                                                                   (Minimum Premium is $25.00)
--------------------------------------------------------------------------------------------------------------

Please make your U.S. dollar check payable to[Name of Surety Company] and enclose it with the Letter of
Transmittal.
--------------------------------------------------------------------------------------------------------------

     TERMS AND CONDITIONS FOR LOST CERTIFICATE REPLACEMENTS UNDER $100,000

By signing the Affidavit of Lost or Destroyed Certificate(s), I certify that I am the lawful owner of the shares described in this form, that these shares have not been pledged or endorsed and that no other person, firm, corporation, agency or government has asserted any right of title, claim, equity or interest in this (these) Certificate(s). I have made a diligent search for the Certificate(s), and I have been unable to find it (them). I hereby agree (for myself, my heirs, assigns and personal representatives), in consideration for the payment for the shares represented by the Certificate(s), to completely indemnify, protect and hold harmless [NAME OF SURETY COMPANY], Titan, BTG and First Union National Bank, and their respective affiliates collectively, from and against any and all losses, costs and damages which they may be subject to, or liable for, as a result of the action taken in honoring the affidavit provided. I agree that this form is attached to and made part of a blanket bond underwritten by Name of Surety Company to protect Titan, BTG and First Union National Bank. I further agree to surrender the Certificate(s) for its (their) cancellation if I find it
(them) at any time.

               BRIEF EXPLANATION OF ITEMS TO BE FILLED IN ON THIS
                             LETTER OF TRANSMITTAL
          PLEASE READ CAREFULLY ALL THE INSTRUCTIONS TO THIS LETTER OF
                    TRANSMITTAL THAT APPEAR AFTER THIS PAGE

BOX 1 Please list the Certificate(s) surrendered herewith and the names and addresses exactly as they appear on the Certificate(s).

BOX 2 Sign and date this Letter of Transmittal and return it and your Certificate(s) in the enclosed envelope.

BOX 3 If you want to change the ownership of shares of Titan common stock to be received, complete the Special Issuance and Payment Instructions section of this Box. Signature(s) of a registered shareholder must be Medallion guaranteed. A notary public seal is not acceptable. (SEE SPECIAL
                       INSTRUCTIONS 2 AND 6.)

BOX 4 Complete this section only if the consideration you are to receive is to be delivered to a person other than the registered holder or to a different address. (SEE SPECIAL
                       INSTRUCTION 5.)

BOX 5                  To be completed only if required by SPECIAL INSTRUCTION 6.

BOX 6                  You must complete this section with your correct Taxpayer
                       Identification Number. For U.S. citizens, this is typically your U.S. Social Security Number. Failure to complete this
                       Substitute Form W-9 may result in a penalty of $50 and backup withholding of 31% of any cash payments made to you pursuant to the merger. (SEE SPECIAL INSTRUCTION 10.)

BOX 7 You must sign and date this certificate if you checked the box in Part 2 of the Substitute Form W-9 in Box 6.

YOU ARE URGED TO READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL. THE INSTRUCTIONS CONTAIN MORE COMPREHENSIVE GUIDELINES WITH RESPECT TO MERGER MECHANICS AND ADDITIONAL DETAILS, INCLUDING REGARDING THE SUBSTITUTE FORM W-9. FOR ADDITIONAL INFORMATION, YOU CAN ALSO CALL THE EXCHANGE AGENT AT
(800) 829-8432 (TOLL-FREE) IN THE UNITED STATES OR CANADA OR (704) 590-0394.

                          COMMON QUESTIONS AND ANSWERS

Q.  HOW SHOULD I RETURN MY CERTIFICATE(S)?

    A. For your protection, it is recommended that you mail your Certificate(s) either by insured, registered or certified mail.

Q. WHAT DO I NEED TO DO IF I CAN'T LOCATE MY CERTIFICATE(S) FOR THE SHARES THAT NEED TO BE EXCHANGED? IS THERE A CHARGE FOR REPLACEMENT?

    A. If you have lost your Certificate(s), you must complete the Affidavit of Lost or Destroyed Certificate(s) set forth on the Letter of Transmittal. The replacement premium for lost Certificate(s) is $ per share, with a minimum of $25.00.

Q. CAN I CHANGE THE PARTY TO WHOM DELIVERY OF TITAN SHARE CERTIFICATES AND CASH PAYMENT IS MADE WHEN I SURRENDER MY BTG CERTIFICATE(S)?

    A. Yes, a person other than the individual in whose name the stock is registered may be assigned to receive Titan share certificates and any applicable cash payment, including cash in lieu of fractional shares. To do so, a stock power or the Letter of Transmittal must be properly endorsed by the registered holder of BTG Certificate(s) and medallion guaranteed by an institution participating in the Securities Transfer Agents Medallion Program. This is normally a commercial bank or a broker. Please remember to complete the Special Payments/Issuance Instructions Box (Box 3) on the Letter of Transmittal.

Q.  WHY IS A W-9 NECESSARY?

    A. Under current federal income tax law, shareholders are required to provide a tax identification number unless an exemption applies. If the Exchange Agent does not receive a W-9, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and any cash received in the merger may also be subject to backup withholding of 31%.

Q.  DO I NEED TO SIGN THE BACK OF THE SHARE CERTIFICATE(S)?

    A. No, you do not need a signature on the back of the share Certificate(s). The Letter of Transmittal is a legal document that takes the place of the back of the security.

Q.  CAN I HAVE MY PAYMENT MAILED TO AN ADDRESS OTHER THAN MY OWN?

    A. Yes, please provide mailing instructions in the Special Delivery Instructions Box (Box 4) of the Letter of Transmittal, and remember to indicate if this is how you want your address to appear on the Titan stockholder records.

Q.  HOW LONG WILL THE SURRENDER AND NEW ISSUANCE PROCESS TAKE?

    A. If all requirements of the Letter of Transmittal are met, the exchange process will take approximately 10 business days from the date of delivery to the office of the Exchange Agent until the merger consideration is mailed to you.

Q.  HOW DO I RECEIVE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL PACKAGE?

    A. You can request additional copies of this Letter of Transmittal package by calling First Union National Bank at (800) 829-8432 (toll-free) or
       (704) 590-0394.

              INSTRUCTIONS FOR USE WITH THE LETTER OF TRANSMITTAL
                   WITH RESPECT TO SURRENDERED CERTIFICATE(S)
                    PREVIOUSLY REPRESENTING COMMON SHARES OF
                                   BTG, INC.

     PLEASE READ THESE INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL CAREFULLY
            BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR SENDING
                      ANY DOCUMENTS TO THE EXCHANGE AGENT.

    This Letter of Transmittal is being delivered to you, as a holder of common shares of BTG, Inc., a Virginia corporation ("BTG"), in connection with the merger (the "Merger") of T T Acquisition Corp., a Virginia corporation ("T T
Acquisition"), with and into BTG, effective as of [            ], whereby BTG
became a wholly-owned subsidiary of The Titan Corporation, a Delaware corporation ("Titan"), pursuant to an Agreement and Plan of Reorganization, dated as of September 19, 2001, by and among BTG, T T Acquisition and Titan (the "Merger Agreement"), and the related Plan of Merger required under applicable Virginia law. As a result of the Merger, in exchange for each of your shares of BTG common stock, no par value per share] ("BTG Share(s)") outstanding at the
time of the Merger, you are entitled to receive [      ] shares of common stock,
par value $.01 per share, of Titan (the "Titan Common Stock") and $ in cash. You also will receive cash in lieu of any fractional share of Titan Common Stock to which you would otherwise be entitled.

    By completing and signing the foregoing pages of this Letter of Transmittal, you acknowledge, understand, represent and warrant the following:

    You hereby surrender to First Union National Bank (the "Exchange Agent") the Certificate(s) listed in Box 1 on the front of the Letter of Transmittal previously representing BTG Shares.

    The surrender of the Certificate(s) is subject to (i) the terms, conditions and limitations set forth in the Merger Agreement, as the same may be amended or supplemented from time to time, a conformed copy of which appears as Appendix A to the proxy statement/prospectus, dated October 25, 2001, relating to the Merger, (ii) completion of this Letter of Transmittal, and (iii) these instructions to this Letter of Transmittal.

    You represent that (i) you are, as of the date hereof, the registered holder of the BTG Share(s) represented by the Certificate(s) surrendered herewith, with good title to such BTG Share(s), and (ii) you have full power and authority to surrender the Certificate(s) to the Exchange Agent as set forth herein, free and clear of any and all liens, claims and encumbrances, and not subject to any adverse claims. You will, upon request by the Exchange Agent or Titan, execute and deliver any additional documents deemed appropriate or necessary by the Exchange Agent or Titan in connection with the surrender of the Certificate(s). All authority conferred or agreed to be conferred by you in your Letter of Transmittal and all of your obligations hereunder shall not be affected by, and shall survive, your death or incapacity and shall be binding upon your successors, assigns, heirs, executors, administrators and legal representatives.

    You understand that a surrender is not made in acceptable form until receipt by the Exchange Agent of the first two pages of this Letter of Transmittal, duly completed and signed, together with all accompanying evidence of authority in form satisfactory to Titan, and the Certificate(s) relating thereto. All questions as to validity, form, acceptance, eligibility and surrender of the Certificate(s) hereunder will be determined by Titan, and such determination shall be final and binding.

    You are hereby authorizing and instructing the Exchange Agent to deliver the Certificate(s) and to receive on your behalf, in exchange for each of the BTG Shares represented thereby, certificates representing the appropriate whole number of shares of Titan Common Stock and cash consideration, including cash paid in lieu of fractional shares of Titan Common Stock (collectively, the "Merger Consideration"). You understand that the Merger Consideration paid in exchange for the BTG Share(s) represented by the surrendered Certificate(s) will be made as promptly as practicable once surrender of the Certificate(s) is made in acceptable form.

    You understand that unless otherwise indicated under Special Issuance and Payment Instructions in Box 3, any certificate representing Titan Common Stock and any check issuable for cash, including cash in lieu of a fractional share, in exchange for the Certificate(s) surrendered hereby will be issued in the name of the registered holder(s) of such BTG Shares. Similarly, you understand that unless otherwise indicated under Special Delivery Instructions in Box 4, any certificate representing Titan Common Stock and any check issuable for cash, including cash in lieu of a fractional share, in exchange for the Certificate(s) surrendered hereby will be mailed to the registered holder(s) of the BTG Shares at the address shown in Box 1 above.

    This Letter of Transmittal should be properly filled in, dated, signed and delivered to the Exchange Agent, together with the Certificate(s) representing BTG Shares currently held by you and any other documents required by this Letter of Transmittal. Please read and carefully follow the instructions for completing this Letter of Transmittal set forth below.

                              SPECIAL INSTRUCTIONS

    1. USE OF LETTER OF TRANSMITTAL. This Letter of Transmittal and the accompanying Substitute Form W-9, properly completed and duly executed, together with the surrendered Certificate(s) and any documents required by this Letter of Transmittal, should be sent by mail or courier to the Exchange Agent, in each case at the appropriate address set forth on the front page 1 of this Letter of Transmittal, in order to make an effective surrender of your Certificate(s). Until all necessary steps have been taken to surrender the Certificate(s), no exchange shall be made. The method of delivery of all documents is at your option and risk, and the delivery will be deemed made only when actually received by the Exchange Agent. If you make delivery by mail, registered mail with return receipt requested, properly insured, is recommended. A return envelope is enclosed for your convenience.

    2. NO SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. If you are the registered holder of the BTG Shares and you want your Merger Consideration issued in exactly the same name and address appearing on your BTG Certificate(s), then you need only sign Box 2, complete Box 1, and complete the Substitute Form W-9 (in Box 6, and complete Box 7 if appropriate), and return the first two pages to this Letter of Transmittal with your Certificate(s). If the Merger Consideration to which you are entitled is to be issued to someone other than the person(s) named on the front of this Letter of Transmittal or mailed to an address or addresses other than as shown on the front, you must complete Boxes 3 and/or 4 of this Letter of Transmittal. Any change in name or address that involves a change in ownership must be accompanied by a medallion signature guarantee, as set forth in SPECIAL INSTRUCTION 6 below. A correction in name which does not involve a change in ownership similarly requires a medallion signature guarantee and the surrendered Certificate(s) should be appropriately endorsed; for example, "John A. Doe, incorrectly inscribed as John
B. Doe." HOWEVER, FOR A CHANGE IN NAME BY MARRIAGE, ETC., THE SURRENDERED CERTIFICATE(S) SHOULD BE APPROPRIATELY ENDORSED; FOR EXAMPLE, "MARY DOE, NOW BY MARRIAGE MRS. MARY JONES," AND EXCHANGES OF SUCH CERTIFICATE(S) DO NOT REQUIRE A MEDALLION GUARANTEE.

    3. INADEQUATE SPACE. If there is insufficient space on this Letter of Transmittal to list all your Certificate(s) being submitted to the Exchange Agent, please attach a separate list.

    4. SIGNATURES. The signature (or signatures, in the case of the Certificate(s) owned by two or more joint holders) on this Letter of Transmittal should correspond exactly with the name(s) as written on the face of the Certificate(s) submitted, unless the BTG Shares described in this Letter of Transmittal have been assigned by the registered holder(s), in which event this Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the Certificate(s). If this Letter of Transmittal is signed by a person or persons other than the registered owner(s) of the Certificate(s) listed, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the Certificate(s) with signatures guaranteed by medallion signature guarantees in compliance with SPECIAL INSTRUCTION 6 below. If this Letter of Transmittal or any Certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with the front two pages to this Letter of Transmittal.

    5. CHECKS IN SAME NAME; MAILING. If all checks in respect of BTG Shares are to be payable to the order of exactly the same names that appears on the Certificate(s) surrendered with this Letter of Transmittal, no endorsement of the Certificate(s) or separate stock power(s) are required. Do not sign the Certificate(s) in this situation. Signature guarantees are not required if the Certificate(s) surrendered herewith are submitted by a registered owner of the BTG Shares who has not completed Box 3.

    6. CHECKS IN DIFFERENT NAME; GUARANTEE OF SIGNATURE. If any Merger Consideration in respect of BTG Shares is to be registered in, and payable to the order of, any name other than the exact name that appears on the Certificate(s) representing the BTG Shares surrendered with this Letter of Transmittal, such payment shall not be made by the Exchange Agent unless the Certificate(s) surrendered are endorsed, Box 3 is completed, and the signature of the person(s) whose name(s) appear on the Certificate(s) is guaranteed in Box 5 by a financial institution (including most commercial banks, savings associations and brokerage houses) that is a participant in good standing of the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program. Note: notaries public cannot execute acceptable guarantees of signatures.

    7. STOCK TRANSFER TAXES. If Merger Consideration is to be issued in the name of any person(s) other than the registered holder of Certificate(s) or if surrendered Certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer or other taxes payable with respect to such transfer will be deducted from the Merger Consideration to be issued unless satisfactory evidence is submitted that such taxes have been paid or an exemption therefrom exists. Except as otherwise provided in this SPECIAL INSTRUCTION 7, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

    8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. If you have lost your Certificate(s) representing BTG Shares, or if your Certificate(s) have been stolen or destroyed, you must complete the Affidavit of Lost or Destroyed Certificate(s) on this Letter of Transmittal and deliver the otherwise properly completed and duly executed Letter of Transmittal to the Exchange Agent. The replacement premium for lost Certificate(s) is $0.38 per share, with a minimum of $25.00.

    9. MISCELLANEOUS. All questions with respect to this Letter of Transmittal and the validity, form, eligibility and proper surrender of Certificates and the sufficiency of evidence regarding the authority of signatories to this Letter of Transmittal will be determined by Titan, whose determination shall be final and binding. Titan reserves the right to waive any irregularities or defects in the surrender of any Certificates, and its interpretation of the terms and conditions of this Letter of Transmittal with respect to such irregularities or defects shall be final and binding. A valid surrender will not be deemed to have been made until all irregularities have been cured or, alternatively, waived by Titan.

    10. 31% BACKUP WITHHOLDING. Under federal income tax law, a holder who receives a cash payment pursuant to the Merger may be required to provide the Exchange Agent (as the payer of the cash payment) with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 in Box 6. If the holder is an individual, the TIN is his or her U.S. Social Security Number. If the Exchange Agent is not provided with the correct TIN, cash payments that are made by the Exchange Agent to such holder or other payee pursuant to the Merger may be subject to backup withholding at a rate of 31%, and such holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Backup withholding is not an additional tax. Rather, the taxes owed by persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To avoid possible erroneous backup withholding, a holder who is exempt from backup withholding should complete the Substitute Form W-9 by providing the holder's correct TIN, signing and dating such Form, and checking the box in Part 3 of the Substitute Form W-9. A shareholder who is a foreign individual or foreign entity must also submit to the Exchange Agent a properly completed IRS Form W-8, Certificate of Foreign Status, signed under penalty of perjury, attesting to such holder's exempt status. A copy of IRS Form W-8 will be mailed with this Letter of Transmittal to holders with foreign addresses. Copies of IRS Form W-8 may be obtained from the Exchange Agent by calling
(800) 829-8432. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    The box in Part 2 of the Substitute Form W-9 should be checked if the submitting holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in Box 6. Notwithstanding that the box in Part 2 of the Substitute Form W-9 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% on all cash payments made prior to the time a TIN is provided to the Exchange Agent.

    The holder is required to give the Exchange Agent the TIN (e.g., U.S. Social Security Number or Employer Identification Number) of the record owner of the BTG Shares or of the last transferee appearing on the transfers or stock powers endorsed on, or attached to, the Certificate(s). If the Certificate(s) are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    11. WITHHOLDING APPLICABLE TO FOREIGN SHAREHOLDERS. Even if a foreign shareholder has provided the required Form W-8 and Form W-9 to avoid backup withholding as described above, any payment made to the foreign shareholder pursuant to the Merger may be subject to withholding under general withholding requirements applicable to foreign persons. Foreign shareholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

    GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. U.S. Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                      GIVE THE U.S. SOCIAL SECURITY NUMBER OF:
-----------------------------------------------------------------------------------------------------------
1. An individual's account.                    The individual.
-----------------------------------------------------------------------------------------------------------
2. Two or more individuals (joint account).    The actual owner of the account or, if combined funds, any one of the individuals(1).
-----------------------------------------------------------------------------------------------------------
3. Husband and wife (joint account).           The actual owner of the account or, if joint funds, either person(1).
-----------------------------------------------------------------------------------------------------------
4. Custodian account of a minor (Uniform Gift  The minor(2).
to Minors Act).
-----------------------------------------------------------------------------------------------------------
5. Adult and minor (joint account).            The adult or, if the minor is the only contributor, the
                                               minor(1).
-----------------------------------------------------------------------------------------------------------
6. Account in the name of guardian or          The ward, minor, or incompetent person(3).
committee for a designated ward, minor, or
incompetent person.
-----------------------------------------------------------------------------------------------------------
7a. The usual revocable savings trust account  The grantor-trustee(1).
(grantor is also trustee).
-----------------------------------------------------------------------------------------------------------
b. So-called trust account that is not a       The actual owner(1).
legal or valid trust under State law.
-----------------------------------------------------------------------------------------------------------
8. Sole proprietor account.                    The owner(4).
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                      GIVE THE EMPLOYER IDENTIFICATION NUMBER OF:
-----------------------------------------------------------------------------------------------------------
9. A valid trust, estate, or pension trust.    The legal entity (do not furnish the identifying number of the personal representative or trustee unless the legal
                                               entity itself is not designated in the account title)(5).
-----------------------------------------------------------------------------------------------------------
10. Corporate account.                         The corporation.
-----------------------------------------------------------------------------------------------------------
11. Religious, charitable or educational       The organization.
organization account.
-----------------------------------------------------------------------------------------------------------
12. Partnership accounting held in the name    The partnership.
of the business.
-----------------------------------------------------------------------------------------------------------
13. Association, club or other tax-exempt      The organization.
organization.
-----------------------------------------------------------------------------------------------------------
14. A broker or registered nominee.            The broker or nominee.
-----------------------------------------------------------------------------------------------------------
15. Account with the Department of             The public entity.
Agriculture in the name of a public entity
(such as a State or local government, school
district, or prison) that receives
agricultural program payments.
-----------------------------------------------------------------------------------------------------------

--------------------------

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's U.S. Social Security Number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's U.S. Social Security Number.

(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your U.S. Social Security Number or Employer Identification Number (if you have one).

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
             (SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE)

--------------------------------------------------------------------------------

OBTAINING A NUMBER:

If you don't have a TIN or you don't know your number, obtain a Form SS-5, Application for a Social Security Card, or a Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration and the Internal Revenue Service (IRS), respectively and apply for a number.
--------------------------------------------------------------------------------

PAYEES EXEMPT FROM BACKUP WITHHOLDING:

Payees specifically exempted from backup withholding on ALL payments include the following:

    - A corporation;

    - A financial institution;

    - An organization exempt from tax under section 501(a), or an individual retirement plan;

    - The United States or any agency or instrumentality thereof;

    - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof;

    - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof;

    - An international organization or any agency or instrumentality thereof;

    - A registered dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the U.S.;

    - A real estate investment trust;

    - A common trust fund operated by a bank under section 584(a);

    - An entity registered at all times during the tax year under the Investment Company Act of 1940;

    - An exempt charitable remainder trust described in section 664, or a non-exempt trust described in section 4947(a)(1); and

    - A foreign central bank of issue.
--------------------------------------------------------------------------------

PAYMENTS OF DIVIDENDS AND PATRONAGE DIVIDENDS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE FOLLOWING:

    - Payments to nonresident aliens subject to withholding under section 1441;

    - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner;

    - Payments of patronage dividends where the amount renewed is not paid in money;

    - Payments made by certain foreign organizations; and

    - Payments made to a nominee.
--------------------------------------------------------------------------------

PAYMENTS OF INTEREST NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING INCLUDE THE
FOLLOWING:

    - Payments of interest on obligations issued by individuals;
     NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct Taxpayer Identification Number to the payer.

    - Payments of tax-exempt interest (including exempt interest dividends under section 852);

    - Payments described in section 6049(b)(5) to non-resident aliens;

    - Payments on tax-free covenant bonds under section 1451; and

    - Payments made by certain foreign organizations.

Exempt payees described above must still complete the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THE FORM ENCLOSED HEREWITH WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, CHECK THE BOX IN
PART 3 OF THE SUBSTITUTE FORM W-9, AND SIGN AND DATE THE FORM. Certain payments, other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A and the regulations issued throughout.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRIVACY ACT NOTICE:

Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must file information returns with the IRS to report those payments. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a Taxpayer Identification Number to a payer. Certain penalties may also apply.
--------------------------------------------------------------------------------

PENALTIES:

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your correct Taxpayer Identification Number to a payer, you are subject to a penalty of $50 for each such failure which is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certification or affirmations may subject you to criminal penalties including fines and/or imprisonment.
--------------------------------------------------------------------------------

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.
--------------------------------------------------------------------------------